© 2014 Mercury Systems, Inc. Mercury Systems FY15 Investor Day Presentation November 12, 2014 Hudson, NH

2 © 2014 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, divestitures and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2014. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA excludes certain non-cash and other specified charges. The Company believes this non-GAAP financial measure is useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA financial measure assists in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses this measure along with the corresponding GAAP financial measure to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2014 Mercury Systems, Inc. © 2014 Mercury Systems, Inc. Agenda • Strategy & Business Update – Mark Aslett President & CEO • Program Update • Financial Update • AMC Overview & Tour • Q&A

4 © 2014 Mercury Systems, Inc. Commercial secure and sensor processing subsystems Introducing Mercury Systems • MRCY on NASDAQ 1998 • High tech company; commercial business model • Focused on Defense and Intelligence priorities • Deployed on ~300 programs with 25+ Prime contractors • FY14 $209M revenue Growth YoY: 7% revenue, 18% bookings, 28% backlog • FY15 guidance*: Revenue $228-236M, Adj. EBITDA $39-43M * The guidance included herein is as of November 12, 2014.

Proven management team

Demonstrated track record of double-digit defense revenue growth and improved profitability

Since 2007, Mercury management has successfully grown the Company's defense business, returned the Company to profitability, acquired and integrated three companies, and positioned Mercury as a leading pure-play defense electronics company.



Mark Aslett

President, Chief Executive Officer and Director

- Mark joined Mercury in 2007 as President and CEO
- In-depth experience that spans the technology industry, across a variety of markets including telecommunications, data networking, security, defense and life sciences
- Prior to joining Mercury, Mark was President and Chief Executive Officer of Enterasys Networks and held various positions with Marconi plc and its affiliated companies



Didier Thibaud

President, Mercury Commercial Electronics

- Didier has served as President of MCE since 2012; prior positions include managing the Company's Advanced Computing Solutions group and heading international subsidiaries
- Before joining Mercury in 1995, Didier was Technical Director and Account Manager for Horizon Technologies, where he specialized in the development of Services and System Integrations for European Defense and Commercial businesses



Gerry Haines

Executive Vice President, Chief Financial Officer and Treasurer

- Gerry joined Mercury in 2010 and is responsible for Mercury's financial and treasury functions, as well as the Company's legal, security, and compliance and risk management functions
- Executive experience spanning defense, high-tech, biotech, alternative energy and manufacturing
- Prior to joining Mercury, Gerry was Executive Vice President at Verenium Corporation and held various positions with Enterasys Networks, Cabletron Systems, and Applied Extrusion Technologies



Michael Ruppert

*Senior Vice President, Strategy and Corporate Development**

- Michael will be responsible for Mercury's corporate development activities, including strategy, planning and mergers and acquisitions
- Fifteen years of investment banking experience spanning mergers and acquisitions, capital formation, strategy development and execution in aerospace and defense markets
- Prior to joining Mercury, Michael was Co-Founder and Managing Partner of RSPartners, LLC and has held various positions with UBS Securities, Lehman Brothers and Lazard

* Effective November 17, 2014.

© 2014 Mercury Systems, Inc.

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6 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

7 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

8 © 2014 Mercury Systems, Inc. …and positioned the business for profitable growth • Rebuilt executive team •Divested 5 non-core businesses approximating 10% of revenue • Refocused business on defense electronics ‘economic core’ • Focused R&D investments on DoD priorities: C4ISR, EW, Missile Defense •Developed vision and commercial operating model for more affordable processing subsystems Refocused the Business on the Economic Core Proven management team transformed Mercury… • Refreshed existing product portfolio supporting key existing programs •Dramatically improved core profitability • Improved operational and working capital efficiency • Repaid $125M of convertible debt; strengthened balance sheet •Developed organic growth drivers through new program design wins Restored Profitability, Innovated and Improved Operations 2008 - 2009 2010 - 2011

9 © 2014 Mercury Systems, Inc. …and positioned the business for profitable growth • Acquired and integrated three businesses in broadband RF and EW • End-to-end provider of secure and sensor processing subsystems • Expanded addressable market; grew content on production programs • Acquired and built scalable RF and microwave manufacturing facility • Streamlined operations • Reduced and centralized G&A, common processes and systems Acquired and Integrated Unique Capabilities Proven management team transformed Mercury… •Organically grow the business to deliver increased operating leverage • Continue to deliver open innovations that matter • Build strategic customer alliances in secure processing and RFM • Strengthen M&A team and defense electronics acquisition pipeline • Accretive strategically aligned deals with revenue and cost synergies Grow and Scale the Platform 2012 - 2014 Now

10 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

11 © 2014 Mercury Systems, Inc. Mercury’s vision is to be the… Leading high-tech commercial provider of more affordable secure and sensor processing subsystems designed and made in the USA

12 © 2014 Mercury Systems, Inc. Mercury Systems at a glance Mercury Commercial Electronics (MCE) • RF and microwave solutions • Digital solutions • Secure processing subsystems • Sensor processing subsystems Select Customers $184.8M revenue / 560 employees * Mercury Defense Systems (MDS) • Electronic Warfare (EW) • Signals Intelligence (SIGINT) • Electro-Optical/Infrared (EO/IR) • Test and Simulation Select Customers $34.2M revenue / 72 employees * • Unique end-to-end capabilities for secure and sensor processing subsystems • Built on our leadership in embedded multi-computing • Acquired key capabilities in RF, microwave and EW • Extended our leadership in open processing architectures to now encompass MOSA RFM and EW • Pre-integrating RFM and digital technologies to provide rapid and affordable solutions • Primarily operates FAR Part 12 • Designed and made in the USA * Segment revenues and employee counts are as reported in the Company’s fiscal 2014 Form 10-K.

13 © 2014 Mercury Systems, Inc. Acquire 19% Digitize 6% Process 57% Exploit 18% FY14 Defense Revenue (%) Our acquisitions have transformed Mercury from a computer company… …to a provider of secure and sensor processing subsystems Acquire 1% Digitize 7% Process 92% FY07 Defense Revenue (%)

14 © 2014 Mercury Systems, Inc. US based design, manufacturing and integration footprint… …is vital to supply chain trust and integrity MDS: Cypress, CA Develops integrated secure, EW and SIGINT subsystems, often including classified application-specific software and IP for the C4ISR and EW markets MCE: Manteca, CA Develops mixers and ferrite devices used in broadband commercial communications and in defense. Facility is AS9100 Aerospace certified MCE: West Caldwell, NJ Develops and manufactures state-of- the-art RF and microwave components, modules and subsystems MCE: Chelmsford, MA (HQ) Center of Excellence for high- performance secure processing MCE: Huntsville, AL Develops mixed-signal products, including both RFM tuning and digital conversion modules MCE: Hudson, NH Develops and manufactures RF and microwave subsystems and components. Subsystem integration Advanced Microelectronics Center (AMC) Advanced Design Center (ADC) Subsystem Integration

15 © 2014 Mercury Systems, Inc. We are deployed on 300+ programs with 25+ Primes RADAR EW EO/IR – C4I Triton; NATO AGS Global Hawk AEGIS AEGIS Ashore Patriot F-16 F-35 Global Hawk SEWIP Badger/Buzzard F-15 AH-64 Apache F-35 Fury P-8 F-16 Reaper/Gorgon Stare

16 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

17 © 2014 Mercury Systems, Inc. Despite the ongoing political and budget uncertainty… …Defense will likely remain a $500B+ industry Crowding Out of Defense Spending and Investment: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform 3.0: Firm-fixed-price contracts and less gov’t-funded R&D changing economics and competitive dynamics of defense industry Political Dysfunction: Sequestration-driven cuts and repeated Continuing Resolutions disrupting DoD budget process and spending

18 © 2014 Mercury Systems, Inc. • Continue to focus on improving affordability • Achieve dominant capabilities through innovation • Remove barriers to commercial technology utilization • Improve technology search and industry outreach • Increase use of prototyping and experimentation • Modular Open Systems Architecture to drive innovation …encourage innovation, affordability and commercial re-use Better Buying Power 3.0 recommendations… Better Buy ing Pow er 3.0 DRAF T Achiev e Afford able Pr ograms • Con tinue to set and enforce afforda bility ca ps Achiev e Domi nant Ca pabilitie s While Contro lling Lif ecycle Costs • Stre ngthen and ex pand “s hould c ost” ba sed cos t manag ement • Bui ld stron ger par tnershi ps betw een the acquis ition, req uireme nts, and inte lligence commu nities • Ant icipate and pla n for res ponsive and em erging threats • Inst itutiona lize stro nger Do D level Long R ange R &D Plan ning Incentiv ize Pro ductivit y in Ind ustry a nd Gov ernmen t • Alig n profit ability m ore tigh tly with Depart ment g oals • Em ploy ap propria te cont ract typ es, but increase the use of ince ntive ty pe cont racts • Exp and the superi or supp lier ince ntive pro gram ac ross Do D • Incr ease ef fective use of P erforman ce-Bas ed Logi stics • Rem ove bar riers to comme rcial tec hnolog y utiliza tion • Imp rove th e return on inves tment i n DoD l aborator ies • Incr ease th e produ ctivity of IRAD a nd CR& D Incentiv ize Inno vation i n Indus try and Govern ment • Incr ease th e use of prototy ping an d exper imentat ion • Em phasize techno logy ins ertion a nd refres h in pro gram pl anning • Use Modula r Open System s Archi tecture to stim ulate in novatio n • Incr ease th e return on Sm all Bus iness In novatio n Rese arch (S BIR) • Pro vide dra ft techni cal requ iremen ts to ind ustry ea rly and involve industr y in fun ded con cept de finition to sup port req uireme nts definiti on • Pro vide cle ar “bes t value” definit ions so indust ry can p ropose and DoD ca n choo se wise ly Elimina te Unpr oductiv e Proce sses an d Burea ucracy • Em phasize Acquis ition Ex ecutive , Progra m Exec utive Officer and Pro gram M anager respon sibility, author ity, and accoun tability • Red uce cyc le times while e nsuring sound investm ents • Strea mline d ocume ntation require ments a nd staf f review s Promot e Effec tive Co mpetiti on • Crea te and mainta in comp etitive e nvironm ents • Imp rove te chnolo gy searc h and o utreach in glob al market s Improv e Tradec raft in A cquisiti on of S ervices • Incr ease sm all busi ness pa rticipat ion, inc luding more effectiv e use of market research • Stren gthen c ontract manag ement o utside t he norm al acquisi tion cha in • Imp rove req uireme nts def inition • Imp rove th e effect iveness a nd prod uctivity of cont racted enginee ring an d techni cal serv ices Improv e the P rofessi onalism of the T otal Ac quisitio n Work force • Est ablish hi gher st andards for key leader ship po sitions • Est ablish s tronger profess ional qu alificati on requ iremen ts for all a cquisiti on spec ialties • Stren gthen org anic en gineeri ng capa bilities • Ens ure the DOD le adersh ip for d evelopm ent pro grams is technic ally qua lified to manag e R&D activitie s • Imp rove ou r leader s’ abilit y to un derstan d and m itigate technic al risk • Incr ease Do D supp ort for Science , Techn ology, Engine ering an d Mathe matics (STEM) educat ion Achiev ing Dom inant Ca pabilitie s throu gh Tech nical Ex cellenc e and In novatio n Continu e Stren gthenin g Our C ulture o f: Cost Co nscious ness, Pr ofessio nalism, and Te chnical Excelle nce Source: Better Buying Power 3.0 Whitepaper, September 2014

19 © 2014 Mercury Systems, Inc. ‘The Three Nots’ Katrina G. McFarland, Assistant Secretary of Defense (Acquisition) * Source: TechAmerica Foundation 50th Annual Vision Conference, October 28, 2014 Technological superiority is not assured R&D is not a variable cost Time is not recoverable

20 © 2014 Mercury Systems, Inc. High-tech commercial companies’ rate of innovation… …far outstrips the DoD’s ability to procure and adopt Commercial high tech companies are producing technologies 5x faster than Defense programs can adopt them 5X The DoD procurement process must match the speed at which the threats and our adversaries are evolving Adversaries that pursue fast follower strategies could develop superior capabilities in less time and at a fraction of our cost * Source: TechAmerica Foundation 50th Annual Vision Conference, October 28, 2014

21 © 2014 Mercury Systems, Inc. By first refresh, adversaries could have a 20x increase… …in performance, posing a significant national security risk Full-Rate Production Technology Development Engineering Development Model Low-Rate Initial Production 1 2 3 4 5 6 7 8 9 10 11 P e rf o rmanc e Acquisition timeline locks in performance at EDM Performance Gap ~ 20X by Tech Refresh Time (Years)

22 © 2014 Mercury Systems, Inc. • FAR Part 12 default for non-platform procurements • Require platform open architectures • Separate components procurement from platform • Separate component ‘buy’ decisions from primes • ‘Plug and play’ modularity of key components • Rebalance policies on intellectual property …could not be better aligned with our business model Defense Business Board recommendations… Better Buy ing Pow er 3.0 DRAF T Achiev e Afford able Pr ograms • Con tinue to set and enforce afforda bility ca ps Achiev e Domi nant Ca pabilitie s While Contro lling Lif ecycle Costs • Stre ngthen and ex pand “s hould c ost” ba sed cos t manag ement • Bui ld stron ger par tnershi ps betw een the acquis ition, req uireme nts, and inte lligence commu nities • Ant icipate and pla n for res ponsive and em erging threats • Inst itutiona lize stro nger Do D level Long R ange R &D Plan ning Incentiv ize Pro ductivit y in Ind ustry a nd Gov ernmen t • Alig n profit ability m ore tigh tly with Depart ment g oals • Em ploy ap propria te cont ract typ es, but increase the use of ince ntive ty pe cont racts • Exp and the superi or supp lier ince ntive pro gram ac ross Do D • Incr ease ef fective use of P erforman ce-Bas ed Logi stics • Rem ove bar riers to comme rcial tec hnolog y utiliza tion • Imp rove th e return on inves tment i n DoD l aborator ies • Incr ease th e produ ctivity of IRAD a nd CR& D Incentiv ize Inno vation i n Indus try and Govern ment • Incr ease th e use of prototy ping an d exper imentat ion • Em phasize techno logy ins ertion a nd refres h in pro gram pl anning • Use Modula r Open System s Archi tecture to stim ulate in novatio n • Incr ease th e return on Sm all Bus iness In novatio n Rese arch (S BIR) • Pro vide dra ft techni cal requ iremen ts to ind ustry ea rly and involve industr y in fun ded con cept de finition to sup port req uireme nts definiti on • Pro vide cle ar “bes t value” definit ions so indust ry can p ropose and DoD ca n choo se wise ly Elimina te Unpr oductiv e Proce sses an d Burea ucracy • Em phasize Acquis ition Ex ecutive , Progra m Exec utive Officer and Pro gram M anager respon sibility, author ity, and accoun tability • Red uce cyc le times while e nsuring sound investm ents • Strea mline d ocume ntation require ments a nd staf f review s Promot e Effec tive Co mpetiti on • Crea te and mainta in comp etitive e nvironm ents • Imp rove te chnolo gy searc h and o utreach in glob al market s Improv e Tradec raft in A cquisiti on of S ervices • Incr ease sm all busi ness pa rticipat ion, inc luding more effectiv e use of market research • Stren gthen c ontract manag ement o utside t he norm al acquisi tion cha in • Imp rove req uireme nts def inition • Imp rove th e effect iveness a nd prod uctivity of cont racted enginee ring an d techni cal serv ices Improv e the P rofessi onalism of the T otal Ac quisitio n Work force • Est ablish hi gher st andards for key leader ship po sitions • Est ablish s tronger profess ional qu alificati on requ iremen ts for all a cquisiti on spec ialties • Stren gthen org anic en gineeri ng capa bilities • Ens ure the DOD le adersh ip for d evelopm ent pro grams is technic ally qua lified to manag e R&D activitie s • Imp rove ou r leader s’ abilit y to un derstan d and m itigate technic al risk • Incr ease Do D supp ort for Science , Techn ology, Engine ering an d Mathe matics (STEM) educat ion Achiev ing Dom inant Ca pabilitie s throu gh Tech nical Ex cellenc e and In novatio n Continu e Stren gthenin g Our C ulture o f: Cost Co nscious ness, Pr ofessio nalism, and Te chnical Excelle nce Source: Defense Business Board Report, July 2014 http://dbb.defense.gov/Meetings/MeetingJuly2014.aspx

23 © 2014 Mercury Systems, Inc. Mercury has unique and differentiated capabilities today… …that are aligned to the key industry growth drivers Pacific Pivot: Sensors going long, wide and high. Platforms need improved sensors, autonomy, electronic protection and attack, on-board exploitation Aging Platform Modernization: Port customer software to available state-of-the-art open architectures to rapidly and affordably upgrade electronics on aging military platforms International and Foreign Military Sales: Upgrade subsystems for export to expand addressable market, grow foreign sales and international customer R&D funding Special Operations Forces Quick Reaction Capability: Provide rapid reaction and affordable new capabilities to support anti-terror and other special forces missions globally

24 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

25 © 2014 Mercury Systems, Inc. …serving the US defense electronics industry How we operate as a high-tech commercial company… • Internal R&D funds the development of modular, reusable open innovations • Pre-integration improves affordability and time to market • Rapid customization and adaptation to platform • Technology and manufacturing maturation lowers cost and reduces risk • Support rapidly changing commercial technology for a decade or more Fund Develop Integrate Mature Support Adapt Commercially Adapted Technologies

26 © 2014 Mercury Systems, Inc. …as customers seek more affordable outsourced subsystems Our business model is built for speed, innovation and affordability… • Traditional COTS board model broken (“Plug-n-Pray”) – Product procurement cost low – Large hidden integration costs – COTS lifecycle support difficult • Defense procurement reform – Cost-plus Government-funded integration – Under firm fixed price, Prime bears the risk and expense • Acquired and pre-integrating sensor chain technologies – More affordable, lower risk, simplifies supply chain – Open architecture and open middleware speeds adoption and improves affordability Primes RFM Digital Processing Mercury Pre-integrated Sensor Processing Subsystems Government Traditional COTS Model “Plug-n-Pray” Operating System COTS COTS COTS Proprietary Middleware Classified Prime/Gov’t IP 36+ months Time to Market 12 months Time to Market Open Middleware Application Ready Software Toolkit Classified Prime/Gov’t IP

27 © 2014 Mercury Systems, Inc. Due to affordability, Defense electronics OEM buying criteria has evolved… …from product procurement to pre-integrated outsourced subsystems All are critical to the outcome of the mission Modular Open Systems Architecture Designed and Made in USA Server-class Performance and SWaP Integrated Security Pre- Integrated End-to-End Capabilities Product Performance Product SWaP Product Price COTS Products Procurement Then Outsourced Commercial Subsystems Now

28 © 2014 Mercury Systems, Inc. We’re innovating in modular, open RFM and Digital System Architectures Uniquely positioned since acquisitions have provided end-to-end technology in house • Authored OpenVPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability

29 © 2014 Mercury Systems, Inc. In RF, scalable US manufacturing key to further outsourcing and share gains DoD US design and manufacturing requirements reduce processing competition Modular Open System Architecture Designed and Made in USA • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test • Authored OpenVPX standard • RFM Digital MOSA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability

30 © 2014 Mercury Systems, Inc. • Authored Open VPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability • Intel server class Teraflop embedded processing • SWaP optimized packaging • Multiple form factors driving TAM expansion We recently introduced a unique Teraflop server-class processing line The technology, engineering and manufacturing processes will be very hard to replicate

31 © 2014 Mercury Systems, Inc. • Intel server class Teraflop embedded processing • SWaP optimized packaging • Multiple form factors driving TAM expansion • Authored OpenVPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability • DoD mandate • Unique capabilities • Important relationships • Critical programs • 2-3 years ahead of traditional competitors We’re on our third generation of integrated product security It has taken us years to develop the relationships, know-how and technology • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test

32 © 2014 Mercury Systems, Inc. • Authored OpenVPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability • Broadband EW domain expertise • Pre-integrated end-to-end sensor capability unique • Lower integration costs, time, risk • Facilitates Prime outsourcing • Intel server class Teraflop embedded processing • SWaP optimized packaging • Multiple form factors driving TAM expansion • DoD mandate • Unique capabilities • Important relationships • Critical programs • 2-3 years ahead of traditional competitors Domain expertise and unique secure and sensor subsystem capabilities To commercially produce more affordable outsourced subsystems • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test

33 © 2014 Mercury Systems, Inc. • Broadband EW domain expertise • Pre-integrated end-to-end sensor capability unique • Lower integration costs, time, risk • Facilitates Prime outsourcing • DoD mandate • Unique capabilities • Important relationships • Critical programs • 2-3 years ahead of traditional competitors • Intel server class Teraflop embedded processing • SWaP optimized packaging • Multiple form factors driving TAM expansion The combination of these factors leads to a unique market position • Processing supply chain integrity • Modern, scalable, redundant RFM manufacture and test the leading high-tech commercial provider of more affordable secure and sensor processing subsystems for Defense and Intelligence applications • Authored OpenVPX standard • RFM Digital MOSA Modular Open System Architecture Designed and Made in USA Server-class Processing Performance Integrated Product Security End-to-End Subsystem Capability

34 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

35 © 2014 Mercury Systems, Inc. Highly leveraged Teraflop modules to blade servers Rugged MOSA Teraflop server blade Rugged MOSA solution - servers for the tactical edge ATCA blade server

36 © 2014 Mercury Systems, Inc. RFM subassemblies to pre-integrated sensor processing subsystems Integrated Microwave Assemblies MOSA Sensor Processing Subsystems RF & Microwave MOSA building blocks

37 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

38 © 2014 Mercury Systems, Inc. Defense industry growth drivers translate into specific… …company growth drivers that we are pursuing Outsourced Secure Processing Subsystems: Expand beyond sensor processing to provide MOSA secure processing subsystems for other onboard mission-critical compute applications Outsourced Pre-Integrated Sensor Processing Subsystems: Provide more affordable pre-integrated MOSA sensor processing subsystems that preserves customer software value-add RF and Microwave Outsourcing: Grow share in integrated RF and microwave assemblies and MOSA RF subsystems by providing customers a better alternative

39 © 2014 Mercury Systems, Inc. …supporting FMS sales and protecting U.S. technology Securing the mission is vital to… • Capability of adversaries to exploit asymmetric advantages against ‒ Weapons and ISR systems ‒ C2 infrastructure • Rising interconnectedness and complexity of systems and systems of systems – Systems capable of cooperative engagement • Need for joint warfighting and allied interoperability AT Keep IP in, protecting technology and information Trust Minimize risk of impairment from system design or supply chain IA Keep critical information in; keep malicious actions out

Security mandates expand our addressable market…

- Security requirements impacting defense industry right now
- 2-3 year time-to-market advantage over traditional COTS competitors
- Security rapidly becoming non-negotiable in sensor and mission processing
- Opportunity to expand share in traditional market
- Expand and grow into other parts of the system



Secure Total Addressable Market
Expansion Opportunity
Secure Battle Management
Increasing Share
Secure Mission Processing
Secure Sensor Processing
Sensor Processing
2010
2012
2014
2016
2018
2020
2022

…to other onboard mission-critical compute applications

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41 © 2014 Mercury Systems, Inc. In RF and microwave outsourcing, the industry structure… …and funding environment have changed the buying criteria Product Price RF & Microwave Procurement Then Product Price RF & Microwave Outsourcing Now Product Performance Engineering Capability & Ability to Invest R&D Product Performance Modern, Scalable, Redundant Manufacture and Test

42 © 2014 Mercury Systems, Inc. We have a significant opportunity to grow RFM revenues… …from existing customers on new and existing programs Note: FY14 total defense revenue from select customers Processing 94% RFM 5% Other 1% Raytheon Processing 18% RFM 82% Exelis Processing 90% RFM 9% Other 1% Lockheed Processing 1% RFM 99% BAE Processing 47% RFM 42% Other 11% Boeing Processing 100% Northrop

43 © 2014 Mercury Systems, Inc. All are critical to the broadband EW mission Product Performance R&D Investment ‘Trust’ Designed and Made in USA Modern, Scalable, Redundant Manufacture and Test RFM Digital Modular Open System Architecture Pre-Integrated Sensor Processing Subsystems Our goal is to provide outsourced, more affordable… …pre-integrated sensor processing subsystems Affordable Sensor Processing Subsystems RF & Microwave Outsourcing Now Product Price Engineering Capability & Ability to Invest R&D Product Performance Modern, Scalable, Redundant Manufacture & Test

44 © 2014 Mercury Systems, Inc. …and grow our business while moving up the value chain We have the capabilities and assets we need to expand… • Significant expansion of addressable market • 3-5x content in RFM vs. traditional processing • R&D for new capabilities to onboard outsourced designs, competitively take share • Acquisitions and AMC investment timely and key • RFM expected to be fastest growth business • Created scalable engineering and manufacturing platform PROCESSOR PROCESSOR DIGITIZATION DIGITIZATION POWER RFM RFM RFM RFM RFM Traditional MRCY expertise & content New capability via recent acquisitions → 3-5x content potential for Mercury

45 © 2014 Mercury Systems, Inc. Pioneering a next generation defense electronics company Successful business transformation, double-digit defense revenue growth with improved profitability Proven Management Team Pure play defense electronics company embedded on key growth programs aligned to DoD priorities Leading Market Position Pacific pivot, aging platform modernization, foreign and international military sales, SOF quick reaction capabilities Aligned with Industry Growth Drivers US commercially developed: prime, sensor and platform agnostic capabilities improves affordability, time to market and trust Next Generation Defense Electronics Business Model Secure and sensor processing subsystems, software and services for critical Defense and Intelligence applications Innovative Technology Leader RFM and secure processing content expansion strategy targeting key DoD production programs Low Risk Organic Growth Strategy Scalable business, engineering and manufacturing platform that facilitates accretive future acquisitions Business Platform Built to Scale

46 © 2014 Mercury Systems, Inc. Phase 1 acquisitions broadened capabilities across sensor chain… …yielding 3x-5x total addressable market expansion Note: MICA Microwave and Micro-Con were previously acquired by Micronetics.

47 © 2014 Mercury Systems, Inc. Consolidation and integration yields operating leverage… …creating a scalable platform for continued growth RF & Microwave Solutions Digital Solutions Embedded Processing Mercury Commercial Electronics (MCE) Mercury Defense Systems (MDS) EW EO/IR SIGINT Test and Simulation

48 © 2014 Mercury Systems, Inc. Pursuing M&A to scale secure and sensor processing business… • Improved financials put Mercury back on M&A footing • Strengthened M&A team; Rebuilding pipeline • Focus on key business pillars: RF & Microwave; Processing • Scale, revenue and cost synergies are primary objectives • Continue moving up the value chain …through accretive deals that increase shareholder value long term

49 © 2014 Mercury Systems, Inc. © 2014 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Low-risk content expansion growth strategy with demonstrable progress • Above industry average growth and dramatic improvement in profitability • Expect to achieve target business model for FY15 • Business platform built to grow and scale

50 © 2014 Mercury Systems, Inc. © 2014 Mercury Systems, Inc. Agenda • Strategy & Business Update • Program Update – Didier Thibaud President, Mercury Commercial Electronics (MCE) • Financial Update • AMC Overview & Tour • Q&A

51 © 2014 Mercury Systems, Inc. FY15 FY16 FY17 Production Years Bid vs. Won Expansion Probable Possible Process RFM Total ($M) Total ($M) Aegis Existing FRP: FY16-25 Won  90 144 Processing FRP: FY19-25 Bid  116 420 RFM FRP: FY15-20 Won  46 48 SEWIP Block 2 FRP: FY15-23 Won  316 344 Small Ship FRP: FY16-25 Won  121 162 Block3 LRIP: FY16 FRP: FY18-26 Bid  399 475 F-35 Existing LRIP: Up to FY19 Won  61 74 Processing LRIP: FY19 Bid  661 1050 RFM LRIP: FY19 Bid  275 805 Buzzard/Badger FRP: FY14-19 Won  88 170 Patriot FRP: FY14-17 Won  71 99 Gorgon Stare FRP: FY14-15 Won  39 75 Others (Predator/Reaper, F-15 EW, E-2D Hawkeye, F-16 SABR, P-8, SIRFC/AIDEWS, BAMS/Triton, AWACS, Classified) 339 714 Total: vs. Nov. 2013 % Growth: $2,620 1,355 93% $4,580 2,045 124% Program focus driving substantial growth Mercury’s perspective on phase, timing and potential value EMD LRIP FRP FMS Note: Refer to Appendix for definitions of “Bid”, “Won”, “Possible” and “Probable”

52 © 2014 Mercury Systems, Inc. New processing opportunities driving potential growth Aegis SPY-1 Radar Integrated radar & missile system – sea-based element of Ballistic Missile Defense • 10+ year Lockheed Martin relationship • Navy required powerful, high-bandwidth embedded processing system • Domestic installed base Radar processing refresh • Well-positioned for tech refresh with new server-class processing solution • FMS development and production opportunities • Processing expansion opportunities beyond Radar

53 © 2014 Mercury Systems, Inc. Investments driving $600M+ opportunity Aegis: Opportunity update Processing R&D investments driving content expansion • Production program driving existing revenue • Program growth: FMS & domestic tech refresh • Grew opportunity 6x in 2 yrs • Converted 2.7x of possible to probable value in 2 years • Moving beyond Radar processing to other compute applications and RFM • Decision on major pursuits expected end of CY15 Bid 46% Won 54% 252 95 360 35 433 48 0 100 200 300 400 500 600 700 Nov 2012 2013 Increase 2014 Increase Nov 2014 Aegis Pipeline Value ($M) Processing RF/Microwave 611 Probable Possible Possible

54 © 2014 Mercury Systems, Inc. Franchise program in production driving future growth SEWIP: Countering new emerging peer threats Upgrade legacy SLQ-32 EW system • 7+ year Lockheed Martin relationship • Largest Naval EW upgrade program • Block 2 enabled with innovative state-of-the-art digital receiver technology • Largest Block 2 RFM supplier • Derivative opportunity for FMS and smaller ships starting in H2FY15 • Block 3 adds electronic attack; award in Q1CY15

55 © 2014 Mercury Systems, Inc. Investments driving close to $1B opportunity SEWIP: Opportunity update Acquisitions and AMC investment driving content expansion • Next big growth driver • Program growth: Block 2 FRP, Small Ship Derivative, FMS, Block 3 • Grew opportunity 2x in 2 yrs • Converted 1.7x of possible to probable value in 2 years • Expansion in RFM subsystems and content • Block 3 represents largest bid upside potential 836 485 146 375 122 0 200 400 600 800 1,000 1,200 Nov 2012 2013 Increase 2014 Increase Nov 2014 SEWIP Pipeline Value ($M) 982 Probable Possible Possible Bid 48% Won 52% RF/Microwave

F-35 Joint Strike Fighter

- Mercury's multiprocessor technology leadership key factor in program selection
- IP licensing of multiprocessor architecture and software
- Well-positioned for future tech refresh with next-generation server-class processing architecture
- New RFM capabilities create major expansion opportunity



Airborne processing leadership driving highest revenue opportunity

© 2014 Mercury Systems, Inc.

56

57 © 2014 Mercury Systems, Inc. Investments driving $1.9B+ opportunity F-35: Opportunity update Acquisitions, AMC and processing R&D investments driving content expansion • Next major content expansion opportunity • Incumbent processing technology provider • Organic R&D investments driving multiple processing expansion opportunities • LNX and Micronetics acquisitions, AMC investments driving RFM expansion opportunities • Working with multiple Primes to convert possible to probable 997 60 932 0 1,064 805 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Nov 2012 2013 Increase 2014 Increase Nov 2014 F-35 Pipeline Value ($M) Processing RF/Microwave 1,929 Probable Possible Possible Bid 94% Won 6%

58 © 2014 Mercury Systems, Inc. Filthy Badger / Buzzard Electronic attack systems for Navy/AF vulnerability assessment and tactics training • 20+ year US Navy relationship • Leader in digital radio frequency memory (DRFM) technologies • Expect new Badger IDIQ CY15 • Buzzard: Next-generation advanced DRFM • Synergies with MCE driving innovative miniaturized microwave technology Critical EW needs for Pacific pivot driving long-term revenue

59 © 2014 Mercury Systems, Inc. Program in production; FMS and US Army upgrade driving growth Patriot missile defense: Next-generation ground radar AN/MPQ-53 phased array radar long-range theater air defense • 7+ year collaboration with Raytheon • Radar Digital Processor upgrade provides new PAC-3 intercept capabilities • Received $39M order in Q4FY14 for US Army upgrade and several FMS countries • Potential future additional FMS awards plus remaining US Army upgrade • AESA upgrade could drive processing content expansion

60 © 2014 Mercury Systems, Inc. Increased production units and improvements planned MQ-9 Gorgon Stare Increment 2 Persistent wide-area multi-INT airborne surveillance • Highest performance airborne EO/IR system • Quick-reaction: delivered 7 systems in 24 months • Architected and integrated state-of-the-art ruggedized sensor processing system • Deployed and in production • Expected to become PoR • $39M-$75M potential remaining value

61 © 2014 Mercury Systems, Inc. 2,620 1,593 1,959 20 1,244 432 1,291 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Nov 2012 2013 Increase 2014 Increase Nov 2014 Key Programs Pipeline Value ($M) Processing RF/Microwave 4,579 Probable Possible Possible Acquisitions and investments driving significant opportunity growth • Low-risk content expansion growth strategy • Key production programs • Possible value increased 3x to $4.5B in 2 years • Converted 1.6x of possible to probable value in 2 years • RFM expansion doubled potential opportunities • Opportunities driven by Radar (65%) and EW (35%) Processing 2,194 RF/M 2,386 Radar 2,924 EO 75 EW 1,581 Bid 59% Won 41% Airborne 2,888 Naval 1,593 Ground 99 Note: November 2012 possible pipeline value excludes three programs in the pipeline at that time which are no longer being pursued: JCREW, AMDR and ADAS

62 © 2014 Mercury Systems, Inc. © 2014 Mercury Systems, Inc. Agenda • Strategy & Business Update • Program Update • Financial Update – Gerry Haines CFO • AMC Overview & Tour • Q&A

63 © 2014 Mercury Systems, Inc. Mercury’s business model and capabilities create a unique opportunity for growth and improved returns Model Characteristics Implications and Benefits Merchant supplier of sensor processing subsystems COTS product competitors remain but not subsystem Commercially designed and made in the USA Few if any competitors meet all new buying criteria Engineered into military platforms lasting decades High barriers to entry with annuity revenue stream Pre-integrated sensor processing subsystems Primes outsourcing more to reduce total acquired cost 15 – 20% of revenue on research and development Value-based innovation. Modular design and reuse Affordable and innovative platform modernization DoD going direct to industry to eliminate profit layers

64 © 2014 Mercury Systems, Inc. Engineered into military platforms lasting decades High barriers to entry with annuity revenue stream Commercially designed and made in the USA Few if any competitors meet all new buying criteria Merchant supplier of sensor processing subsystems Product competitors remain but not subsystem Mercury’s business model and capabilities create a unique opportunity for growth and improved returns COTS product competitors remai but not ubsystem Model Characteristics Implications & Benefits

65 © 2014 Mercury Systems, Inc. Pre-integrated sensor processing subsystems Engineered into military platforms lasting decades High barriers to entry with annuity revenue stream Commercially designed and made in the USA Few if any competitors meet all new buying criteria Merchant supplier of sensor processing subsystems Product competitors remain but not subsystem Comme ly esigne made in t if a om t all ying cri Mercury’s business model and capabilities create a unique opportunity for growth and improved returns Model Characteristics Implications & Benefits

66 © 2014 Mercury Systems, Inc. Pre-integrated sensor processing subsystems Primes outsourcing to reduce in-house integration Engineered into military platforms lasting decades High barriers to entry with annuity revenue stream 15 – 20% of revenue on research and development Commercially designed and made in the USA Few if any competitors meet all new buying criteria Mercury’s business model and capabilities create a unique opportunity for growth and improved returns Model Characteristics Implications & Benefits

67 © 2014 Mercury Systems, Inc. Pre-integrated sensor processing subsystems Primes outsourcing to reduce in-house integration Engineered into military platforms lasting decades High barriers to entry with annuity revenue stream 15 – 20% of revenue on research and development Value-based innovation. Modular design and reuse Affordable and innovative platform modernization Mercury’s business model and capabilities create a unique opportunity for growth and improved returns ed sensor essing Primes outsou ing more to reduce total acquired cost Model Characteristics Implications & Benefits

68 © 2014 Mercury Systems, Inc. Pre-integrated sensor processing subsystems Primes outsourcing to reduce in-house integration 15 – 20% of revenue on research and development Value-based innovation. Modular design and reuse Affordable and innovative platform modernization DoD going direct to industry to eliminate profit hops Mercury’s business model and capabilities create a unique opportunity for growth and improved returns Affordable and innovative platform modernization DoD going direct to industry to eliminate profit hops of en on esea ch l ase in tion. Mod l esign eus Model Characteristics Implications & Benefits

69 © 2014 Mercury Systems, Inc. 15 – 20% of revenue on research and development Value-based innovation. Modular design and reuse Affordable and innovative platform modernization DoD going direct to industry to eliminate profit hops Mercury’s business model and capabilities create a unique opportunity for growth and improved returns Af e pl orm moder tio ing ect o in min ofit layers Model Characteristics Implications & Benefits

70 © 2014 Mercury Systems, Inc. FY09-FY12 revenue summary by market Defense revenue CAGR of 15% FY09-FY12 Notes: • All numbers based on continuing operations. 145 158 181 222 44 42 48 15 0 50 100 150 200 250 FY09 FY10 FY11 FY12 Revenue ($M) Defense Commercial 189 200 229 237

71 © 2014 Mercury Systems, Inc. Adjusted EBITDA CAGR of 28% FY09-FY12 Achieved historic target business model in FY11 Notes: • FY09 figures are as reported in the Company’s fiscal 2010 Form 10K. FY10-12 figures are reported in the Company’s fiscal 2014 Form 10K. • Adjusted EBITDA is Income from continuing operations, less interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring and other charges, impairment of long-lived assets, acquisition and financing costs and other related expenses, fair value adjustments from purchase accounting, and stock-based compensation costs. 23 30 41 48 12% 15% 18% 20% 0 10 20 30 40 50 FY09 FY10 FY11 FY12 Adj. EBITDA ($M) Adj. EBITDA Margin (%)

72 © 2014 Mercury Systems, Inc. FY13-14 restructuring and integration plans Accelerating achievement of target business model FISCAL 2013 • Restructuring actions align cost base with new environment FISCAL 2014 • 12-month Acquisition Integration Plan (through mid-FY2015) – Facilities consolidation into new AMC in Hudson, NH, creating a scalable manufacturing platform – Centralized administrative and manufacturing operations, operating on common systems – Rebalancing of R&D investments into highest growth areas • Gross annualized savings of $16 million upon completion – 90%+ of annualized savings from actions completed through Q1FY15 – Increased operating leverage already evident in financial performance Created a scalable platform for future growth

73 © 2014 Mercury Systems, Inc. Financial improvement in FY14 Returned to growth; adjusted EBITDA more than doubled GAAP ($M) FY13 FY14 Change Bookings 209.7 246.8 18% Revenue 194.2 208.7 7% Gross Margin % 40% 45% 5 pts Operating Expenses OpEx less restructuring (% of revenue) ⁽²⁾ 103.0 49% 102.1 46% (1%) (3) pts EPS (continuing) (0.46) (0.13) 0.33 Adj. EBITDA 9.9 23.5 137% Notes: (1) All numbers based on continuing operations. (2) Excludes $7.1M of restructuring and other charges from GAAP operating expenses in FY13 and $5.4M in FY14.

74 © 2014 Mercury Systems, Inc. Second half FY14 financial momentum GAAP ($M) FY14 H1 FY14 H2 Change Bookings 92.6 154.2 67% Revenue 101.7 107.1 5% Gross Margin % 45% 46% 1 pt Operating Expenses OpEx less restructuring (% of revenue) ⁽²⁾ 51.6 51% 50.5 42% (2%) (9) pts EPS (continuing) (0.10) (0.03) 0.07 Adj. EBITDA 8.6 15.0 75% Notes: (1) All numbers based on continuing operations. (2) Excludes $0.1M of restructuring and other charges from GAAP operating expenses in H1 FY14 and $5.4M in H2 FY14.

75 © 2014 Mercury Systems, Inc. Momentum continues in Q1 FY15 GAAP ($M) FY14 Q1 FY15 Q1 Change Bookings 45.2 85.1 88% Revenue 50.7 54.1 7% Gross Margin % 43% 44% 1 pt Operating Expenses OpEx less restructuring (% of revenue) ⁽²⁾ 25.6 51% 23.3 41% (9%) (10) pts EPS (continuing) (0.07) 0.02 0.09 Adj. EBITDA 3.3 8.0 141% Notes: (1) All numbers based on continuing operations. (2) Excludes $1.3M of restructuring and other charges from GAAP operating expenses in Q1 FY15.

76 © 2014 Mercury Systems, Inc. Record backlog in Q1 FY15 136% growth since FY11; Revenue coverage doubles FY11-FY14 Well positioned for balance of FY15 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue 71 84 109 144 180 87 97 136 174 205 0 50 100 150 200 250 FY11 FY12 FY13 FY14 Q1 FY15 Mercury Ending Backlog ($M) 12-Month Ending Backlog Total Ending Backlog 30% 43% 52% 61% - 63% Fwd Revenue Coverage Ratio

77 © 2014 Mercury Systems, Inc. Q2 FY15 guidance (as of November 12th) Q2 FY14 Quarter Ending December 31, 2014 YoY Change Actual Low High Revenue $51 $54 $58 6%-14% GAAP EPS (Continuing) ($0.02) $0.01 $0.05 +$0.03 to +$0.07 Adj EBITDA $5.2 $7.4 $9.8 40%-88% Adj EBITDA Adjustments: Income (loss) from continuing operations (0.8) 0.3 1.7 Interest expense, net - - - Tax (benefit) expense (0.4) 0.2 1.2 Depreciation 1.9 1.6 1.6 Amortization of acquired intangible assets 1.8 1.8 1.8 Restructuring and other charges 0.1 1.1 1.1 Acquisition and financing costs and other related expenses - - - Impairment of long-lived assets - - - Fair value adjustments from purchase accounting - - - Stock-based compensation cost 2.6 2.4 2.4 Adj EBITDA $5.2 $7.4 $9.8 40%-88% Notes: (1) The guidance included herein is as of November 12, 2014.

78 © 2014 Mercury Systems, Inc. FY15 guidance (as of November 12th) FY14 Year Ending June 30, 2015 YoY Change Actual Low High Revenue $209 $228 $236 9%-13% GAAP EPS (Continuing) ($0.13) $0.26 $0.32 +$0.39 to +$0.45 Adj EBITDA $23.5 $39.0 $43.0 66%-83% Adj EBITDA Adjustments: Income (loss) from continuing operations (4.1) 8.3 10.7 Interest expense, net - - - Tax (benefit) expense (1.8) 3.6 5.2 Depreciation 7.6 7.1 7.1 Amortization of acquired intangible assets 7.3 7.0 7.0 Restructuring and other charges 5.5 3.1 3.1 Acquisition and financing costs and other related expenses - - - Impairment of long-lived assets - - - Fair value adjustments from purchase accounting - - - Stock-based compensation cost 9.0 9.9 9.9 Adj EBITDA $23.5 $39.0 $43.0 66%-83% Notes: (1) The guidance included herein is as of November 12, 2014.

79 © 2014 Mercury Systems, Inc. GAAP FY14 FY15⁽¹⁾ Revenue 100% 100% 100% Gross Margin 45% 46-47% 45-50% SG&A 26% 22-23% Low 20’s R&D 17% 14-15% 11-13% Amortization 3% 3% 2-3% Adj EBITDA 11% 17-18% 18-22% Current Target Business Model Achievement of target business model for FY15 Notes: (1) FY15 percentages are estimates only, as of November 12, 2014.

80 © 2014 Mercury Systems, Inc. Accelerating revenue growth and operating leverage 9-13% revenue growth yields 66-83% increase in FY15 Adj. EBITDA Notes: (1) The guidance included herein is as of November 12, 2014. 194 209 228 5% $9.9M 11% $23.5M 17%-18% $39M-$43M 0 50 100 150 200 250 FY13 FY14 FY15F Revenue to Adjusted EBITDA trends Adj. EBITDA (%, $M) 236 (1)

81 © 2014 Mercury Systems, Inc. Solid balance sheet with zero debt Ample liquidity, unused $200M credit facility, $500M Universal Shelf Notes: 1) Discontinued operations numbers are MIS. (In millions) FY13 Actual FY14 Actual Q1 FY15 Actual ASSETS Cash & cash equivalents 39.1 47.3 48.9 Accounts receivable, net 46.5 59.7 64.4 Inventory, net 37.4 31.7 30.8 PP&E, net 14.5 14.1 13.3 Goodwill and intangibles, net 199.9 193.1 191.4 Other 22.9 21.6 22.6 Assets of discontinued operations(1) 14.1 6.2 5.6 TOTAL ASSETS 374.4 373.7 377.0 LIABILITIES AND S/E AP and other liabilities 43.2 44.2 44.4 Debt 0 0 0 Liabilities of discontinued operations(1) 2.7 2.4 2.2 TOTAL LIABILITIES 45.9 46.6 46.6 Stockholders' equity 328.5 327.1 330.4 TOTAL LIABILITIES AND S/E 374.4 373.7 377.0

82 © 2014 Mercury Systems, Inc. © 2014 Mercury Systems, Inc. Poised for profitable growth • Growth and profitability accelerating in FY15 • Integration plan yields $16M in gross annualized savings • Strategy, operational discipline, yield significant operating leverage • Record backlog drives achievement of target business model for FY15 • Solid balance sheet with zero debt

83 © 2014 Mercury Systems, Inc. © 2014 Mercury Systems, Inc. Agenda • Strategy & Business Update • Program Update • Financial Update • AMC Overview & Tour – Kevin Beals VP & GM, RF & Microwave Solutions – Anthony Sweeney VP, RF & Microwave Operations • Q&A

84 © 2014 Mercury Systems, Inc. Creating a new model in RF and microelectronics Mercury is uniquely positioned to address these challenges Lack of scope Many suppliers lack advanced engineering design, automated manufacturing and test capabilities to effectively onboard outsourced development and production Lack of scale Supply partners must be able to design and deliver prototypes and be able to scale to ensure volume readiness for LRIP and full production Fragmented industry structure Primes need to consolidate supply chain to drive efficiencies and lower programmatic risk

85 © 2014 Mercury Systems, Inc. …providing one-stop shopping from design services through FRP Our AMC facilities are a manifestation of new model… • Plant redundancy simplifies supply chain, enables greater outsourcing • World-class microelectronics facilities leverage $20M investment by prior owner • Complete design and full-rate production services • State-of-the-art manufacturing capability reduces program risk • Maintain key talent base and leverage capital to drive better competitive position • ISO 9001 certified AMC Hudson, NH AMC West Caldwell, NJ

86 © 2014 Mercury Systems, Inc. …resulting in high quality solutions well received by customers Facilities consolidation creates leverage and scalability… • Five manufacturing operations consolidated into flagship facility • Co-location of design and manufacturing enables more efficient information sharing • Single-site location for the entire sensor processing chain (one-stop shopping) • Leverage strong, unified engineering team as a result of consolidation • Ability to scale from design to full production lowers risk and improves affordability

87 © 2014 Mercury Systems, Inc. Mission-specific solutions Unique commercial provider across the sensor chain Hudson AMC is physical representation of sensor chain Microwave, RF, and IF technology solutions SWAP-optimized servers and innovative IP Digital Storage solutions Multi- proce or modules Mission-specific solutions

88 © 2014 Mercury Systems, Inc. We’re the only mid-sized RFM manufacturer combining world-class design-for-automation services… …with advanced packaging technologies for rugged deployment Automated manufacturing and test provides high scalability, lower cost and repeatable results with low variability World-class infrastructure and clean rooms improves quality and increases customer satisfaction Full in-house ESS capability drives higher reliability to better protect warfighter

89 © 2014 Mercury Systems, Inc. Summary • Dual best-of-breed AMC facilities are right-sized and ready to meet outsourcing needs • Low risk, redundant manufacturing capability supports critical programs • Seamless facilities consolidation creates leverage, providing one-stop shopping from design services through FRP • Differentiated capabilities and product portfolio well poised to drive growth across the sensor chain • Assembly and test automation provide high reliability, scalable RF & microwave products at a competitive price while delivering improved margins AMCs viewed by many customers as the better alternative

© 2014 Mercury Systems, Inc. Appendix

91 © 2014 Mercury Systems, Inc. Adjusted EBITDA reconciliation (000'S) 2009 2010 2011 2012 2013 2014 2015 - Low 2015 - High $ 7,909 $ 28,069 $ 18,507 $ 22,323 $ (13,782) $ (4,072) $ 8,300 $ 10,700 492 (151) 45 27 31 40 — — 109 (9,377) 8,060 8,991 (10,501) (1,841) 3,600 5,200 5,640 5,147 6,364 7,837 8,445 7,625 7,100 7,100 2,414 1,710 1,984 3,551 8,222 7,328 7,000 7,000 1,712 231 — 2,712 7,060 5,443 3,100 3,100 — 211 150 — — — — — — — 412 1,219 318 — — — — — (219) (5,238) 2,293 — — — 4,582 4,016 5,580 6,572 7,854 8,999 9,900 9,900 $ 22,858 $ 29,856 $ 40,883 $ 47,994 $ 9,940 $ 23,522 $ 39,000 $ 43,000 Full Year GuidanceYears Ended June 30, Fair value adjustments from purchase accounting Stock-based compensation costs Interest expense (income), net Income (loss) from continuing operations Adjusted EBITDA Income tax expense (benefit) Depreciation Amortization of acquired intangible assets Restructuring and other charges Impairment of long-lived assets Acquisition and financing costs and other related expenses

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EO/IR**	Electro-optical / Infrared	**O&M**	Operations & Maintenance
AESA	Active Electronically Scanned Array	**EW**	Electronic Warfare	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AGS	Alliance Ground Surveillance	**FAR**	Federal Acquisition Regulation	**PoR**	Program of Record
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**FMS**	Foreign Military Sales	**RF**	Radio Frequency
AMC	Advanced Microelectronics Center	**FRP**	Full Rate Production	**SABR**	Scalable Agile Beam Radar
AS9100	Widely adopted and standardized quality management system for aerospace industry	**IDIQ**	Indefinite Quantity / Indefinite Delivery	**SEWIP**	Surface Electronic Warfare Improvement Program
ATCA	Advanced Telecommunications Architecture	**IMA**	Integrated Microwave Assembly	**SIGINT**	Signals Intelligence
BAMS	Broad Area Maritime Surveillance	**LRIP**	Low-Rate Initial Production	**SIRFC**	Suite of Integrated RF Countermeasures
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**MCE**	Mercury Commercial Electronics	**SOF**	Special Operations Forces
COTS	Commercial off-the Shelf	**MDS**	Mercury Defense Systems	**SWaP**	Size Weight and Power
DRFM	Digital Radio Frequency Memory	**MILPER**	Military Personnel	**TAM**	Total Addressable Market
EMD	Engineering and Manufacturing Development	**MOSA**	Modular Open Systems Architecture		

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93 © 2014 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Bid We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has been awarded to a prime contractor. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.